Selected Quarterly Information (Tables)	12 Months Ended
Dec. 31, 2012
Selected Quarterly Financial Information [Abstract]
Summary Of Selected Quarterly Information

	2012				2011
Quarter ended (a)	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31
Operating Revenues	$1,412	$1,402	$1,709	$1,258	$1,597	$1,458	$1,876	$1,296
Operating Income (b)	158	344	578	111	156	270	494	91
Net Income (Loss)	(403)	210	374	(1,155)	74	139	287	26
Net Income (Loss) Attributable to Ameren Corporation - Continuing Operations	$37	$161	$305	$15	$38	$116	$265	$(1)
Net Income (Loss) Attributable to Ameren Corporation - Discontinued Operations (c)	(440)	50	69	(1,171)	33	22	20	26
Net Income (Loss) Attributable to Ameren Corporation	$(403)	$211	$374	$(1,156)	$71	$138	$285	$25
Earnings (Loss) per Common Share - Basic and Diluted - Continuing Operations	$0.15	$0.66	$1.26	$0.06	$0.16	$0.48	$1.10	$(0.01)
Earnings (Loss) per Common Share - Basic and Diluted - Discontinued Operations	(1.81)	0.21	0.28	(4.82)	0.13	0.09	0.08	0.11
Earnings (Loss) per Common Share - Basic and Diluted	$(1.66)	$0.87	$1.54	$(4.76)	$0.29	$0.57	$1.18	$0.10

(a)
The sum of quarterly amounts, including per share amounts, may not equal amounts reported for year-to-date periods. This is due to the effects of rounding and changes in the number of weighted-average shares outstanding each period.

(b)
Includes pretax "Impairment and other charges" of $123 million recorded to continuing operations during the year ended December 31, 2011. See Note 17 - Impairment and Other Charges for additional information.

(c)
Includes a pretax asset impairment charge of $2.578 billion recorded to discontinued operations during the year ended December 31, 2012. See Note 16 - Divestiture Transactions and Discontinued Operations for additional information.